Exhibit 10.14
SEVENTH AMENDMENT TO CREDIT AGREEMENT
     THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”), dated as of September 17, 2008, by and among the lender listed on the signature pages hereof as Lender (the “Lender”), DYNAMEX INC., a Delaware corporation (the “Borrower”), DYNAMEX OPERATIONS EAST, INC., a Delaware corporation, DYNAMEX OPERATIONS WEST, INC., a Delaware corporation, DYNAMEX CANADA HOLDINGS, INC., a Delaware corporation, DYNAMEX PROVINCIAL COURIERS, INC., a Delaware corporation, DYNAMEX FRANCHISE HOLDINGS, INC., a Delaware corporation, DYNAMEX DOMESTIC FRANCHISING, INC., a Delaware corporation, DYNAMEX FLEET SERVICES, INC., a Delaware corporation, BANK OF AMERICA, N.A., in its capacity as a lender (the “Lender”), and BANK OF AMERICA, N.A., as administrative agent for itself and the Lender (in such capacity, the “Administrative Agent”).
BACKGROUND
     A. The Borrower, the other Loan Parties (as defined in the Credit Agreement defined below), the Lender and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 2, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of April 22, 2005, that certain Second Amendment to Credit Agreement, dated as of November 10, 2005, that certain Third Amendment to Credit Agreement, dated as of December 23, 2005, that certain Fourth Amendment to Credit Agreement, dated as of July 21, 2006, that certain Fifth Amendment, dated as of October 5, 2006, and that certain Sixth Amendment to Credit Agreement, dated as of July 31, 2007 (said Credit Agreement, as amended, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
     B. The Borrower has requested an amendment to the Credit Agreement.
     C. The Lender and the Administrative Agent hereby agree to such request, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. AMENDMENTS.
     (a) The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following paragraph thereto at the end of such definition:
     (b) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the ratio of Funded Debt to EBITDA as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the ratio of Funded

Debt to EBITDA would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the Issuing Bank, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the Issuing Bank), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the Issuing Bank, as the case may be, under any other provisions of this Agreement. The Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.
     (b) The definition of “Commitment” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
     “Commitment” means, as to any Lender, the obligation of such Lender to make Loans and incur or participate in Letter of Credit Liabilities hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto (or any amendment to the Credit Agreement) under the heading “Commitment” or, if such Lender is a party to an Assignment and Acceptance, the amount of the “Commitment” set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to Section 2.12 or 11.2, and “Commitments” means such obligations of all Lenders. As of the Seventh Amendment Effective Date, the aggregate principal amount of the Commitment is $40,000,000.
     (c) The definition of “Eurodollar Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
     “Eurodollar Rate” means, for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “Eurodollar Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two business Days prior to the commencement of such Interest Period.

     (d) The definition of “Fixed Charge Coverage Ratio” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
     “Fixed Charge Coverage Ratio” means, for any period, the ratio of (a) the sum of the following (without duplication) for the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP: (i) Net Income, plus (ii) Interest Expense, plus (iii) income and franchise taxes to the extent deducted in determining Net Income, plus (iv) depreciation and amortization expense and other non-cash items to the extent deducted in determining Net Income, minus (v) non-cash income to the extent included in determining Net Income, minus (vi) taxes paid in cash, minus (vii) Capital Expenditures, minus (viii) Dividends to (b) the Fixed Charges of the Borrower and its Subsidiaries for such period.
     (e) The definition of “Fixed Charges” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
     “Fixed Charges” means, for any period, the sum of the following for the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP: (a) Interest Expense, plus (b) scheduled principal payments of Debt, plus (c) an amount equal to 20% of the aggregate amount of Revolving Loans and Letter of Credit Liabilities outstanding on the last day of such period.
     (f) The definition of “Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
     “Maturity Date” means July 31, 2013.
     (g) The definition of “Restricted Payments” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
     “Restricted Payment” means (a) any Dividend; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding (specifically including, without limitation, a Treasury Stock Purchase); (c) any loan, advance or payment to any officer, director or shareholder of the Borrower or any of its Subsidiaries (other than a shareholder consisting of the Borrower or a Subsidiary of the Borrower), exclusive of reasonable compensation paid to officers or directors in the ordinary course of business; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding.
     (h) The defined term “Seventh Amendment” is hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order to read as follows:
     “Seventh Amendment” means that certain Seventh Amendment to Credit Agreement, dated as of September 17, 2008, among the Borrower, the Lender and the Administrative Agent.

     (i) The defined term “Seventh Amendment Effective Date” is hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order to read as follows:
     “Seventh Amendment Effective Date” means the date that all of the conditions to effectiveness set forth in Section 3 of the Seventh Amendment have been satisfied.
     (j) The definitions of “Permitted Subordinated Debt”, “Subordinated Debt”, and “Subordinated Debt Documents” are hereby deleted from Section 1.1 of the Credit Agreement.
     (k) Section 8.1(g) of the Credit Agreement is hereby amended to read as follows:
     (g) Notice of Default. As soon as possible and in any event immediately upon (i) any Loan Party’s knowledge of the occurrence of any Default a written notice setting forth the details of such Default and the action that such Loan Party has taken and proposes to take with respect thereto;
     (l) Section 8.9 of the Credit Agreement is hereby amended to read as follows:
     8.9 Compliance with Agreements. Each of the Loan Parties will, and will cause each of its Subsidiaries to, comply with all agreements, documents and instruments binding on it or affecting its Properties or business, except for instances of noncompliance that could not have, individually or in the aggregate, a Material Adverse Effect.
     (m) Section 9.1(b) of the Credit Agreement is hereby amended to read as follows:
     (b) [Intentionally Omitted.]
     (n) Section 9.4(a) of the Credit Agreement is hereby amended to read as follows:
     (a) subject to the subordination provisions relating thereto, Subsidiaries of the Borrower may make payments of principal and interest accrued on subordinated intercompany Debt which is permitted to be incurred in accordance with Section 9.1(c) if and to the extent (but only if and to the extent) that such payments are permitted by the terms of the documents governing such subordinated intercompany Debt, which terms have been expressly approved in writing by the Administrative Agent.
     (o) Section 9.4(g) of the Credit Agreement is hereby amended to read as follows:
     (g) the Borrower may make Treasury Stock Purchases, provided that after giving effect to any such Treasury Stock Purchases, the ratio of Funded Debt to EBITDA, on a pro forma basis, shall be less than or equal to 1.50 to 1.00.
     (p) Section 9.13 of the Credit Agreement is hereby amended to read as follows:
     Section 9.13 Modification of Other Agreements. Each of the Loan Parties will not, and will not permit any of its Subsidiaries to, consent to or implement any termination, amendment, modification, supplement or waiver of (a) the Acquisition

Documents, (b) the certificate or articles of incorporation or bylaws (or analogous constitutional documents) of the Borrower or any of its Subsidiaries, or (c) any other Material Contract to which it is a party or any Permit which it possesses; provided, however, that the Borrower and its Subsidiaries may amend or modify (i) the documents referred to in clause (b) preceding if and to the extent that such amendment or modification is not substantive or material and could not be adverse to the Administrative Agent or the Lenders and (ii) the Material Contracts referred to in clause (c) preceding if and to the extent that such amendment or modification could not reasonably be expected to be materially adverse to the Borrower and its Subsidiaries or the Administrative Agent and the Lenders.
     (q) Section 10.3 of the Credit Agreement is hereby amended to read as follows:
     10.3 Minimum Fixed Charge Coverage Ratio. The Borrower and its Subsidiaries will not permit the Fixed Charge Coverage Ratio calculated as of the end of each fiscal quarter of the Borrower during the periods set forth below for the four fiscal quarters then ended to be less than the ratio of (a) 1.35 to 1.00, from and including October 31, 2008 through and including April 30, 2009 and (b) 1.50 to 1.00 from and including July 31, 2009 and thereafter.
     (r) Sections 11.1(l), (m) and (n) of the Credit Agreement are hereby amended to read as follows:
     (l)   [Intentionally Omitted.]
     (m) [Intentionally Omitted.]
     (n)   [Intentionally Omitted.]
     (s) The Compliance Certificate in the form of Exhibit G to the Credit Agreement is hereby amended to be in the form of Exhibit G attached to this Seventh Amendment.
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, after giving effect to the amendment provided for in Section 1 of this Seventh Amendment:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;
     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this Seventh Amendment and the Replacement Promissory Note for the Lender in the amount of $40,000,000 (the “Replacement Promissory Note”), (ii) this Seventh Amendment and the Replacement Promissory Note have been duly executed and delivered by the Borrower, and (iii) this Seventh

Amendment, the Replacement Promissory Note, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) neither the execution, delivery and performance of this Seventh Amendment, the Replacement Promissory Note or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any organizational documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower) not previously obtained is required for the execution, delivery or performance by the Borrower of this Seventh Amendment or the Replacement Promissory Note.
     3. CONDITIONS OF EFFECTIVENESS. This Seventh Amendment shall be effective as of September 17, 2008, upon satisfaction of the following conditions:
     (a) the representations and warranties set forth in Section 2 of this Seventh Amendment shall be true and correct;
     (b) the Administrative Agent shall have received counterparts of this Seventh Amendment executed by the Lender;
     (c) the Administrative Agent shall have received counterparts of this Seventh Amendment executed by the Borrower and acknowledged by each other Loan Party;
     (d) the Administrative Agent shall have received (i) a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Seventh Amendment and the Replacement Promissory Note and (ii) certificates of good standing and existence, dated as of a current date, for the Borrower and each other Loan Party;
     (e) the Administrative Agent shall have received an opinion of the Borrower’s counsel, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 2(c), (d) and (e) of this Seventh Amendment and with respect to such other matters as requested by the Administrative Agent or its counsel; and
     (f) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as the Lenders shall require.
     4. LOAN PARTY’S ACKNOWLEDGMENT. By signing below, each Loan Party (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Seventh Amendment, (b) acknowledges and agrees that its obligations in respect of the Loan Documents to which it is a party are not released, diminished, waived, modified, impaired or affected in any manner by this Seventh Amendment, or any of the provisions contemplated herein, and increase of the Commitment provided for in this Seventh Amendment, (c) ratifies and confirms its obligations under the Loan Documents to which it is a party, and (d) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its obligations under the Loan Documents to which it is a party.
     5. RELEASE. IN CONSIDERATION OF THE LENDER’S EXECUTION OF THIS SEVENTH AMENDMENT, EACH OF THE LOAN PARTIES, IN EACH CASE ON BEHALF OF ITSELF AND EACH OF THEIR SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASORS”), DOES VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE THE LENDER, AND ADMINISTRATIVE AGENT AND THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS (EACH, A “RELEASED PARTY”) FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ARISING ON OR BEFORE THE DATE THIS SEVENTH AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY LOAN PARTY MAY NOW HAVE AGAINST ANY RELEASED PARTY, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “OBLIGATIONS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS SEVENTH AMENDMENT.
     6. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon and during the effectiveness of this Seventh Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected by this Seventh Amendment.
     (b) Except as expressly set forth herein, this Seventh Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lender under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.
     7. COSTS AND EXPENSES. The Borrower shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Seventh Amendment and the other instruments and documents to be delivered hereunder.

     8. EXECUTION IN COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Seventh Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     9. GOVERNING LAW; BINDING EFFECT. This Seventh Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to conflict of laws) and the United States of America, and shall be binding upon the Borrower and each Lender and their respective successors and assigns.
     10. HEADINGS. Section headings in this Seventh Amendment are included herein for convenience of reference only and shall not constitute a part of this Seventh Amendment for any other purpose.
     11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SEVENTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment as of the date first above written.

DYNAMEX INC.
By:	/s/ Ray E. Schmitz
	Name:	Ray E. Schmitz
	Title:	Vice-President

DYNAMEX OPERATIONS EAST, INC.
DYNAMEX OPERATIONS WEST, INC.
DYNAMEX CANADA HOLDINGS, INC.
DYNAMEX PROVINCIAL COURIERS, INC.
DYNAMEX FRANCHISE HOLDINGS, INC.
DYNAMEX DOMESTIC FRANCHISING, INC.
DYNAMEX FLEET SERVICES, INC.

By:	/s/ Ray E. Schmitz
	Name:	Ray E. Schmitz
	Title:	Vice-President

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Jennifer Yan
	Name:	Jennifer Yan
	Title:	Vice President

LENDER: BANK OF AMERICA, N.A.

By:	/s/ Jennifer Yan
	Name:	Jennifer Yan
	Title:	Vice President

EXHIBIT G
FORM OF COMPLIANCE CERTIFICATE
EXHIBIT G — FORM OF COMPLIANCE CERTIFICATE — Cover Page

COMPLIANCE CERTIFICATE
FOR ______ ENDED _________, 200_ (THE “SUBJECT PERIOD”)
Date: _________, 200_
Bank of America, N.A., as Administrative Agent
901 Main Street, 7th Floor
Dallas, Texas 75202
Attention: Dallas Commercial Banking
     Re: Dynamex Inc.
     Reference is made to that certain Credit Agreement dated as of March 2, 2004 (as the same maybe amended and in effect from time to time, the “Credit Agreement”), among Dynamex Inc. (the “Borrower”) and certain of its Subsidiaries, the lenders named therein (the “Lenders”) and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
     The undersigned hereby certifies to the Administrative Agent and the Lenders that, on the date of this Certificate, (a) I am a Responsible Officer of the Borrower and each of its Subsidiaries, (b) the financial statements of the Borrower and its Subsidiaries attached to this Certificate were prepared in accordance with GAAP and present fairly the consolidated and (where applicable) consolidating financial condition and results of operations of the Borrower and its Subsidiaries as of the end of and for the Subject Period, (c) a review of the activities of each of the Borrower and its Subsidiaries during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, each of the Borrower and its Subsidiaries have kept, observed, performed and fulfilled all of its covenants, agreements and other obligations under the Loan Documents, (d) during the Subject Period, each of the Borrower and its Subsidiaries has kept, observed, performed and fulfilled each and every covenant, agreement and other obligation under the Loan Documents (except for the deviations, if any, set forth on a schedule annexed to this Certificate) and no Default or Event of Default has occurred during the Subject Period or otherwise has occurred or exists which has not been cured or waived (except the Default or Event of Default, if any, described on the schedule annexed to this Certificate), and (e) the status of compliance by each of the Borrower and its Subsidiaries with certain covenants contained in the Credit Agreement for the Subject Period is as set forth below:
EXHIBIT G — FORM OF COMPLIANCE CERTIFICATE — 1

In Compliance for the
Subject Period
(Please Indicate)
1) Financial Statements and Reports (Section 8.1)

(a)      Provide annual audited fiscal year end consolidated (with unaudited consolidating schedules attached) financial statements within 90 days of each fiscal year end, as required by Section 8.1(a) of the Credit Agreement.
	Yes	No

(b)      Provide quarterly unaudited consolidated financial statements within 45 days of each fiscal quarter end (for first, second and third fiscal quarters only), as required by Section 8.1(b) of the Credit Agreement.
	Yes	No

(c)      Provide Compliance Certificate concurrently with the delivery of the annual and quarterly financial statements referred to in clauses (a) and (b) of Section 8.1 of the Credit Agreement, as required by Section 8.1(c) of the Credit Agreement.
	Yes	No

(d) Provide fiscal year budget before the beginning of each fiscal year, as required by Section 8.1(d) of the Credit Agreement.	Yes	No

(e)      Concurrently with the delivery of the annual and quarterly financial statements referred to in clauses (a) and (b) of Section 8.1 of the Credit Agreement, provide certificate setting forth certain information regarding the Collateral, as required by Section 8.1(l)(i) of the Credit Agreement.
	Yes	No

(f) Provide a report summarizing all material insurance coverage within 60 days prior to each fiscal year end, as required by Section 8.1(n) of the Credit Agreement.	Yes	No

(g) Provide other reports and information (including, without limitation, management letters, information regarding litigation and Defaults) required by Section 8.1 as and when required.	Yes	No

2) Debt Covenant (Section 9.1) None, except for Debt permitted by Section 9.1. Specify amount of Debt for borrowed money incurred during the Subject Period: $	Yes	No

3) Liens Covenant (Section 9.2) None, except for Liens permitted by Section 9.2.	Yes	No

4)      Mergers, Etc. Covenant (Section 9.3)
None, except as permitted by Section 9.3. Disclose on an attached schedule mergers, dissolutions, liquidations and acquisitions consummated during the Subject Period.
	Yes	No
EXHIBIT G — FORM OF COMPLIANCE CERTIFICATE — 2

In Compliance for the
Subject Period
(Please Indicate)
5) Restricted Payments Covenant (Section 9.4) None, except as permitted by Section 9.4. Specify amount of any Treasury Stock Purchases made during the Subject Period: $ .	Yes	No

6) Investments Covenant (Section 9.5) None, except as permitted by Section 9.5.	Yes	No

7)      Limitation on Issuance of Capital Stock of Subsidiaries (Section 9.6)
None, except as permitted by Section 9.6. Disclose on an attached schedule any Capital Stock of Subsidiaries issued during the Subject Period.
	Yes	No

8) Transactions with Affiliates (Section 9.7) None, except as permitted by Section 9.7.	Yes	No

9) Disposition of Property (Section 9.8) None, except as permitted by Section 9.8.	Yes	No

10) Sale and Leaseback (Section 9.9) None permitted.	Yes	No

11) Lines of Business (Section 9.10) No changes except as permitted by Section 9.10.	Yes	No

12) Environmental Protection Covenant (Section 9.11). The Loan Parties do not conduct their operations outside the limits set forth in Section 9.11 of the Credit Agreement.	Yes	No

13) Intercompany Transactions Covenant (Section 9.12). None except as permitted by Section 9.12 of the Credit Agreement.	Yes	No

14) Modification of Other Agreements (Section 9.13) None, except as permitted by Section 9.13.	Yes	No

15) Deposit Accounts (Section 9.14) None to be created or maintained except as permitted by Section 9.14. Disclose on an attached schedule any new deposit accounts opened during the Subject Period.	Yes	No

16) ERISA and Canadian Plans (Section 9.15). Do not fail to maintain Plans as required in Section 9.15 of the Credit Agreement.	Yes	No

17) Activities of Certain Canadian Subsidiaries (Section 9.16). None as to Restricted Subsidiaries except as permitted by Section 9.16 of the Credit Agreement.	Yes	No

18) Maximum Ratio of Funded Debt to EBITDA (Section 10.1) Must be equal to or less than 2.00 to 1.00

(a) Funded Debt:	$
(b) EBITDA:	$
(c) Ratio:	____to 1.00	Yes	No
EXHIBIT G — FORM OF COMPLIANCE CERTIFICATE — 3

In Compliance for the
Subject Period
(Please Indicate)
19)    Fixed Charge Coverage Ratio (Section 10.3)
Must be equal to or greater than:
1.35 to 1.00 from and including October 31, 2008 through and including April 30, 2009 and 1.50 to 1.00 from and including July 31, 2009 and thereafter

(a)	(i)	Net Income:	$
	(ii)	plus Interest Expense	$
	(iii)	plus income and franchise taxes	$
	(iv)	plus depreciation and amortization expense and other non-cash items	$
	(v)	minus non-cash income	$
	(vi)	plus cash taxes paid	$
	(vii)	minus Capital Expenditures	$
	(viii)	minus Dividends	$
	(ix)	Total:	$
(b)	Fixed Charges:		$
(c)	Ratio:		____to 1.00	Yes	No
EXHIBIT G — FORM OF COMPLIANCE CERTIFICATE — 4

DYNAMEX INC.
By:
Name:
Title:

EXHIBIT G — FORM OF COMPLIANCE CERTIFICATE — 5

[Schedules to be attached if applicable.]
EXHIBIT G — FORM OF COMPLIANCE CERTIFICATE — 6